UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

___________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2016, the Board of Directors of First Community Bancshares, Inc. (the “Company”) amended the First Community Bancshares, Inc. and Affiliates Executive Retention Plan (the “SERP”) to require to cash out of a participant’s de minimis benefit upon termination. The amendment is to be effective as of January 1, 2005. Amendment #3 to the SERP is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 24, 2016, the Board of Directors of the Company also amended the First Community Bancshares, Inc. Directors Retirement Plan (the “Directors Plan”) to clarify the definition and determination of compensation in the Directors Plan. The amendment is to be effective as of January 1, 2015. Amendment #2 to the Directors Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description

10.1	Amendment #3 to the First Community Bancshares, Inc. and Affiliates Executive Retention Plan.
10.2	Amendment #2 to the First Community Bancshares, Inc. Directors Retirement Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	May 31, 2016	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer